Exhibit 99.1

For further information contact:

Investor Relations:

Brian Turcotte

901.597.3282

Brian.Turcotte@servicemaster.com

Media:

Peter Tosches

901.597.8449

Peter.Tosches@servicemaster.com

ServiceMaster Announces Intention to Spin Off American Home Shield and the Appointment of Nikhil Varty as Chief Executive Officer

Separation Provides Both ServiceMaster and American Home Shield the Opportunity to Realize Their Respective Growth Potential and Deliver Enhanced Long-Term Value for Shareholders

Mr. Varty Brings Significant Operational Expertise and Proven Track Record of Executing Strategic Priorities

MEMPHIS, TN – July 26, 2017 – (BUSINESSWIRE) – ServiceMaster Global Holdings, Inc. (“ServiceMaster” or the “Company”) (NYSE: SERV), a leading provider of essential residential and commercial services, today announced its intention to separate its American Home Shield (AHS) business from its Terminix and Franchise Services Group (FSG) businesses, as well as the appointment of Nikhil Varty as Chief Executive Officer of the Company and as a member of the Board, effective immediately.

The separation of AHS is expected to result in two publicly traded companies – ServiceMaster and AHS – by means of a spin-off of the AHS business to ServiceMaster shareholders, in a transaction intended to be tax-free.  The transaction is expected to be completed in the third quarter of 2018. ServiceMaster will disclose additional information regarding the separation, including historical financial and capitalization information, in a Form 10 registration statement expected to be filed with the Securities and Exchange Commission during the next several months.

Both ServiceMaster and AHS remain committed to Memphis, Tennessee, and intend to maintain their headquarters there.

Following completion of the separation, each company’s board and management team will be able to pursue its distinct strategies, and focus on its own long-term growth and profitability. The separation is expected to result in increased growth opportunities and greater market clarity for both companies. Additional benefits of the separation include:

•	Distinct investment identity – With the separation, investors will be able to evaluate and invest in each business with greater clarity based on its individual merits and future prospects.
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Enhanced strategic and management focus – The dedicated board and management team of each company will be able to pursue its distinct strategies, and focus on its own long-term growth and profitability.

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More efficient allocation of capital - Each company will concentrate its financial resources solely on its own operations and will have greater flexibility to invest capital in the manner appropriate for its unique strategy and opportunities.

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Independent access to capital markets - Each company will have individual access to the capital markets and more flexibility to capitalize on its individualized growth opportunities.  Each company will have its own pure play equity currency to use for corporate development and for management equity compensation.

Mark Tomkins, Chairman of the ServiceMaster Board of Directors, commented, “Following a careful and thorough review of the business, it’s clear that ServiceMaster’s pest control and home warranty businesses have distinct, separate opportunities for profitable growth. The plan announced today will allow both ServiceMaster and AHS to leverage their market-leading positions and focus on realizing their respective growth potential. Shareholders of both companies will be able to participate in this upside potential.

“As separate entities, ServiceMaster and AHS will be better able to focus on their unique growth strategies. The transaction will allow ServiceMaster to better implement a capital structure and capital management strategy appropriate to each business. We believe this transaction is in the best interests of our shareholders and will produce attractive returns and enhanced long-term value.”

To oversee the separation process and position each of ServiceMaster’s businesses for long-term growth, the Board also named Nikhil Varty as CEO effective immediately, replacing Rob Gillette. Mr. Varty is a dynamic leader with extensive experience leading and managing large, complex organizations for high-performing multi-national corporations, including WABCO Holdings Inc., Honeywell International, Inc. and PricewaterhouseCoopers, over his 30-year career.  Under his innovative and results-oriented leadership, Mr. Varty has a proven track record of establishing strategic direction, driving revenue growth and profitability and leading companies to achieve operational excellence.

Mr. Tomkins said, “We are also pleased to announce the appointment of Nikhil Varty to the role of CEO during this important time for ServiceMaster. With more than three decades of deep operational expertise and strategic leadership experience, Nik is uniquely qualified to lead ServiceMaster into the next chapter of its growth story. He has direct experience developing and executing successful global business strategies, as well as achieving record returns on investments and delivering superior shareholder value on a sustainable basis.  With a background in transforming companies through building the right organization, structure and talent, the Board firmly believes that Nik is the right leader to lead ServiceMaster as it looks to execute on the next stage of its growth strategy.  The entire Board looks forward to working closely with Nik and continuing on our path to become the number one choice of customers for essential services through empowered people and convenient access.”

“I am very excited to join ServiceMaster and am eager to begin working closely with the Board and management team to grow and enhance opportunities for our employees, customers and partners,” said Mr. Varty.  “I am very supportive of the Company’s decision to separate its businesses and believe that it is the right and necessary step at this point in time.  My strategic focus will be to deliver superior results, identify levers for growth and develop the right talent, all while aiming to consistently beat expectations.  I am committed to executing on the Company’s strategic plan and am confident that our talented team will work together to capitalize on existing and future growth opportunities and enhance shareholder value.”

Mr. Tomkins concluded, “We thank Rob for his significant contributions and years of dedicated service to ServiceMaster and Memphis. His leadership has brought ServiceMaster to the point where we can take this transformative step in our company’s history. We wish him all the best in his future endeavors.”

Mr. Gillette is expected to be available to the Company on a transitional basis and to work with Mr. Varty during his remaining time at the Company in order to ensure a smooth transition.

Additional Information on Separation of American Home Shield

American Home Shield

AHS is the national leader in home warranties covering the repair and replacement of many major home systems, components and appliances. AHS reported full-year 2016 revenues of $1.02 billion.

AHS is a proven market leader with a stable customer base and a growing market in the home warranty industry. It has significant scale and brand recognition in a fragmented market, with nearly 2 million customers across all 50 United States and a national network of approximately 14,000 pre-qualified contractors. AHS has demonstrated consistent performance and significant cash flow generation with significant recurring revenue and a high customer retention rate. AHS is defined by its operational and customer service excellence and strong marketing and lead generation capabilities through both the Real Estate and Direct-to-Consumer Channels to market.

ServiceMaster

ServiceMaster’s Terminix business maintains a strong market position, with a 21 percent share of the $8 billion U.S. pest control services market. Management has recently implemented a number of strategic investments to strengthen the Terminix business that focus on talent, technology and customers. Following the separation of AHS, ServiceMaster will be better positioned to continue strategic reinvestment in Terminix’s field operations and sales force and progress on the path to higher organic growth and improved customer retention.

Franchise Services Group (FSG), which will remain part of ServiceMaster, holds a leading market position in strong and trusted brands such as AmeriSpec®, Furniture Medic®, Merry Maids®, ServiceMaster Clean®, and ServiceMaster Restore®. FSG will continue its key initiatives to drive results, such as helping franchisees drive customer-level growth.

The transaction is intended to take the form of a tax-free distribution to ServiceMaster shareholders of publicly traded shares of AHS’s common stock. The planned separation is subject to customary conditions, including the effectiveness of a Registration Statement on Form 10 to be filed with the U.S. Securities and Exchange Commission, receipt of a favorable ruling from the Internal Revenue Service concerning certain tax matters and final approval by ServiceMaster’s Board of Directors.  The separation will not require a shareholder vote.  There can be no assurance regarding the ultimate timing of the separation or that the separation will ultimately occur.

Additional Information on Nikhil Varty

Mr. Varty most recently served as President of the Americas and Global Vice President of Mergers & Acquisitions at WABCO, where he achieved a major turnaround in market position and generated double digit market outperformance.  While in that role, Mr. Varty was also instrumental in driving growth for WABCO in South America, executing a complete restructuring of regional operations and significantly growing market share.

Mr. Varty previously served as Vice President and Business Unit Leader for WABCO’s Compression & Braking business unit in Brussels, Belgium, leading a transformation that resulted in more than doubling the business in seven years while significantly improving profitability.  Before WABCO, he served as the Global Director of Finance for Pharmaceuticals and Fine Chemicals at Honeywell International. Mr. Varty received his B.S. in Financial Accounting & Management and M.S. in General Management from Bombay University in Mumbai, India.  He received his MBA from the University of Scranton.

Earnings

As previously announced, ServiceMaster will release its second-quarter 2017 financial results after 6 a.m. central time (7 a.m. eastern time) on Monday, July 31, 2017.  The Company expects to:

▪	Report an approximate 8% increase in revenue to $807 million for the quarter and an approximate 3% increase in Adjusted EBITDA to $210 million;
▪	Report Net income of $85 million, or $0.63 per share, versus $16 million, or $0.11 per share, a year ago.
▪	Raise revenue outlook for full year 2017 to between $2,900 million and $2,920 million, or growth of 6% over 2016;
▪	Lower Adjusted EBITDA outlook to between $675 million and $685 million to reflect increased investment in sales and service at Terminix

The Company will hold a conference call to discuss financial and operating results and the separation at 8 a.m. central time (9 a.m. eastern time) on Monday, July 31, 2017.

Participants may join this conference call by dialing 800.732.6870 (or international participants, +1.212.271.4657). Additionally, the conference call will be available via webcast. A slide presentation highlighting the Company’s results will also be available. To participate via webcast and view the presentation, visit the Company’s investor relations home page.

J.P. Morgan Securities LLC is serving as financial advisor to ServiceMaster on the separation and Wachtell, Lipton, Rosen & Katz is serving as legal counsel.

About ServiceMaster

ServiceMaster (NYSE: SERV) solves the homeowner’s dilemma. Every day, we visit more than 75,000 homes and businesses through our extensive service network of expert professionals. Technology powers our trusted experts to engage with customers so they can order, buy and receive services when, where and how they want them. Our well-recognized brands includes American Home Shield (home warranties), AmeriSpec (home inspections), Furniture Medic (furniture repair), Merry Maids (residential cleaning), ServiceMaster Clean (janitorial and residential floor cleaning), ServiceMaster Restore (disaster restoration) and Terminix (termite and pest control). Like, follow or visit us at facebook.com/ServiceMaster, linkedin.com/ServiceMaster, twitter.com/ServiceMaster, or servicemaster.com. ServiceMaster® is the Official Home Services Provider of Minor League Baseball™.

Information Regarding Forward-Looking Statements

This press release contains forward-looking statements and cautionary statements, including 2017 revenue and Adjusted EBITDA outlook, as well as statements with respect to the potential separation of AHS from ServiceMaster and the distribution of AHS shares to ServiceMaster shareholders. Forward-looking statements can be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” or other comparable terms. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control, including, without limitation, the risks and uncertainties discussed in the “Risk Factors” and “Information Regarding Forward-Looking Statements” sections in the company’s reports filed with the U.S. Securities and Exchange Commission. Such risks, uncertainties and changes in circumstances include, but are not limited to: uncertainties as to the timing of the spin-off or whether it will be completed at all, the results and impact of the announcement of the proposed spin-off, the failure to satisfy any conditions to complete the spin-off, the expected tax treatment of the spin-off, the impact of the spin-off on the businesses of ServiceMaster and AHS, and the failure to achieve anticipated benefits of the spin-off. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market segments in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this press release.

Additional factors that could cause actual results and outcomes to differ from those reflected in forward-looking statements include, without limitation, lawsuits, enforcement actions and other claims by third parties or governmental authorities; compliance with, or violation of environmental health and safety laws and regulations; the effects of our substantial indebtedness; changes in interest rates; weakening general economic conditions; the success of our business strategies, and costs associated with restructuring initiatives. The company assumes no obligation to update the information contained herein, which speaks only as of the date hereof.

Non-GAAP Financial Measures

This press release contains certain non-GAAP financial measures. Non-GAAP measures should not be considered as an alternative to GAAP financial measures. Non-GAAP measures may not be calculated or comparable to similarly titled measures of other companies. See non-GAAP reconciliations below in this press release for a reconciliation of these measures to the most directly comparable GAAP financial measures. Adjusted EBITDA is not a measurement of the company’s financial performance under GAAP and should not be considered as an alternative to net income, net cash provided by operating activities from continuing operations or any other performance or liquidity measures derived in accordance with GAAP. Management uses these non-GAAP financial measures to facilitate operating performance and liquidity comparisons, as applicable, from period to period. We believe these non-GAAP financial measures are useful for investors, analysts and other interested parties as they facilitate company-to-company operating and liquidity performance comparisons, as applicable, by excluding potential differences caused by variations in capital structures, taxation, the age and book depreciation of facilities and equipment, restructuring initiatives and equity-based, long-term incentive plans.

Reconciliation of Preliminary Net Income to Preliminary Adjusted EBITDA

(In millions)

(Unaudited)

Preliminary Three Months Ended June 30, 2017
Net income	$85

Depreciation and amortization expense

Fumigation related matters

Non-cash stock-based compensation expense

Restructuring charges

Provision for income taxes

Loss on extinguishment of debt

Interest expense

25 1 4 1 52 3 38
Adjusted EBITDA	$210

A reconciliation of the forward-looking 2017 Adjusted EBITDA outlook to net income is not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation.